Exhibit 3.11

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “DRIVERFX.COM, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF INCORPORATION, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 2000, AT 11:55 O`CLOCK A.M.
CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “DRIVERFX1.COM, INC.” TO “DRIVERFX.COM, INC.”, FILED THE EIGHTEENTH DAY OF JANUARY, A.D. 2001, AT 12:01 O`CLOCK P.M.
CERTIFICATE OF REVIVAL, FILED THE SECOND DAY OF SEPTEMBER, A.D. 2005, AT 10:35 O`CLOCK A.M.
CERTIFICATE OF REVIVAL, FILED THE FIFTEENTH DAY OF OCTOBER, A.D. 2010, AT 6:18 O`CLOCK P.M.
                                /s/ Jeffrey W. Bullock

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-FIRST DAY OF JUNE, A.D. 2012, AT 5:12 O`CLOCK P.M.
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SIXTH DAY OF MARCH, A.D. 2014, AT 12:41 O`CLOCK P.M.
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-NINTH DAY OF JULY, A.D. 2016, AT 10:07 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE ELEVENTH DAY OF DECEMBER, A.D. 2019, AT 4:38 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2019.
CERTIFICATE OF MERGER, FILED THE SIXTEENTH DAY OF DECEMBER, A.D. 2021, AT 3:53 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “DRIVERFX.COM, INC.”
                            /s/ Jeffrey W. Bullock

CERTIFICATE OF INCORPORATION
OF
DriverFxl.com, Inc.
FIRST: The name of the Corporation is DriverFx1.com, Inc.
SECOND: The registered office of the Corporation in the State of Delaware and New Castle County shall be 1201 Market Street, Suite 1600, Wilmington, Delaware 19801. The registered agent at such address shall be PHS Corporate Services, Inc.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000). All such shares are to be of the par value of $.01 per share.
FIFTH: The name and mailing address of the incorporator are as follows;
Marcell G. Pace
Pepper Hamilton, LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103-2799
SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of-equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title S of the Delaware Code Or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
SEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
EIGHTH: The original bylaws of the Corporation shall be adopted by the incorporator. Thereafter, the Directors of the Corporation shall have the power to adopt, amend or repeal the bylaws of the Corporation.
NINTH: The election of the directors of the Corporation need not be by written ballot unless the bylaws of the Corporation shall so provide.
THE UNDERSIGNED, being the incorporator for the purpose of forming a corporation pursuant to Chapter I, Title 8, of the Delaware Code, entitled “General Corporation Law,” and the acts amendatory thereof and supplemental thereto, if any, makes and files this Certificate of Incorporation, hereby declaring and certifying that said instrument is its act and deed and that the facts stated herein are true, and accordingly executed this Certificate of Incorporation as of December 20, 2000.

    /s/ Marcell G. Pace
Marcell G. Pace, Incorporator

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DriverFxl.com, Inc.
DriverFx1.com, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
FIRST: That the Board of Directors of said corporation, by unanimous consent in writing, adopted the following resolution:
RESOLVED, that the Corporation hereby approves the following amendment to Article 1 of the Certificate of Incorporation (the “Amendment”);
“FIRST: The name of the Corporation is DrivcrFx.com, Inc,”
SECOND: That the said amendment has been consented to and authorized by the holders of all of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.
IN WITNESS OF, said Corporation has caused this Certificate to be signed by its President, this 18th day of January, 2001.

    /s/ Ronald E. Elmquist
Ronald E. Elmquist, President

CERTIFICATE
FOR RENEWAL AMD REVIVAL OF CHARTER
DriverFX.com, Inc., organized under the laws of Delaware, the Certificate of Incorporation of which was filed in the Office of the Secretary of State on the 20th day of December, 2000, the charter of which was voided for non-payment of taxes now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:
1.    The name of this corporation is DriverFX.com, Inc.
2.    Its registered office in the State of Delaware is located at 1313 N. Market Street, Suite 5100, in the City of Wilmington, County of New Castle (19801). The name of its registered agent is PHS Corporate Services, Inc.
3.    This renewal and revival of the charter of the corporation is to be perpetual.
4.    This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March, 2005, at which time its charter became inoperative and void for non-payment of taxes.
5.    This certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.
IN WITNESS WHEREOF, and in compliance with the provisions of Section 312 of the Delaware General Corporation Law, as amended, providing for the renewal, extension and restoration of charters, the undersigned duly authorized director, there being no duly elected officers, has executed this certificate on this 31st day of March, 2005.
DRIVERFX.COM, INC.
By:    /s/ Patrick Judge
    Name:    Patrick Judge
    Title:    Executive Vice President & Secretary

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL
AND REVIVAL OF CHARTER
The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a restoration, renewal and revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

The name of the corporation is	DriverFX.com, Inc.

The Registered Office of the corporation in the State of Delaware is located at
2711 Centerville Rd., Suite 400
in the City of	Wilmington	,	County of	New Castle
Zip Code	19808	. The name of the Registered Agent at such address upon
whom process against this Corporation may be served is			Corporation Service
Company

The date of filing of the Corporation’s original Certificate of Incorporation in
Delaware was	12/20/2000

The renewal and revival of the charter of this corporation is to be perpetual.

1.    The corporation was duly organized and carried on the business authorized by its
charter until the     1st          day of       March                   A.D. 2009, at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: /s/ Patrick Judge Authorized Officer Name: Patrick Judge EVP Print or Type

STATE OF DELAWARE
CERTIFICATE OF CHANGE
OF REGISTERED AGENT AND/OR
REGISTERED OFFICE
The Board of Directors of _ DriverFX.com, Inc.                        , a Delaware Corporation, on this   19th                                               day of
      December        , A.D.     2011  , do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is           Corporation Trust Center                                     1209 Orange Street, in the City of     Wilmington                     , County of         New Castle             Zip Code     19801            ,
The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is                                      THE CORPORATION TRUST COMPANY                                       .
The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     19th               day of       June                 , A.D.,      2012    .

By: /s/ Sally A. Ward Authorized Officer Name: Sally A. Ward Print or Type Title: Assistant Secretary

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE
The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

The name of the corporation is	DRIVERFX.COM, INC.

The Registered Office of the corporation in the State of Delaware is changed to
160 Greentree Drive, Suite 101
	(street), in the City of		Dover	,
County of	Kent	Zip Code	19904	. The name of the
Registered Agent at such address upon whom process against this Corporation may be
served is	National Registered Agents, Inc.

1.    The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay, Secretary Print or Type

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE
The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

The name of the corporation is	DriverFx.com, Inc.

The Registered Office of the corporation in the State of Delaware is changed to
3411 Silverside Road Rodney Building #104
	(street), in the City of		Wilmington	,
County of	New Castle	Zip Code	19810	. The name of the
Registered Agent at such address upon whom process against this Corporation may be
served is	Corporate Creations Network Inc.

2.    The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By: /s/ Taylor Page Authorized Officer Name: Taylor Page, Special Secretary Print or Type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANY
INTO A
DOMESTIC CORPORATION
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is DriverFx.com, Inc.                                     , a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is                      Arrow Speed Acquisition LLC
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.
THIRD: The name of the surviving corporation is    DriverFx.com, Inc.
FOURTH: The merger is to become effective on   12/31/2019                           .
FIFTH: The Agreement of Merger is on file at 500 W. Madison Street, Suite 2800         Chicago, IL 60661        , the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be it’s Certificate of Incorporation
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the    11th          day of December   , A.D.,  2019   .

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED LIABILITY COMPANY
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is DriverFX.com, Inc.                                         , a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is                  3P Commerce, LLC                 a (list jurisdiction) Wyoming         limited liability company.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.
THIRD:                 The name of the surviving corporation is DriverFX.com, Inc.                                                                            .
FOURTH: The merger is to become effective on upon filing.
FIFTH: The Agreement of Merger is on file at   500 W. Madison Street                 Suite 2800, Chicago, IL 60661                                           , the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the    16th          day of December   , A.D.,  2021   .

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary